[EXHIBIT 32.1]

          CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of RAM Venture Holdings Corp. for the quarter December 31, 2004, I, John Lewis, Chief Executive Officer of RAM Venture Holdings Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)   such Quarterly Report on Form 10-QSB for the quarter  ended
December 31,  2004,  fully complies with  the  requirements  of section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

(2)   the information contained in such Quarterly Report on  Form
10-QSB for the quarter ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of RAM Venture Holdings Corp.

                                  RAM VENTURE HOLDINGS CORP.


Date: February 8, 2005            By:/s/John Lewis
                                     -----------------------------------
                                     John Lewis, Chief Executive Officer


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